Exhibit 10.1

FIRST AMENDMENT TO Credit Agreement

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 19th day of May, 2011, by and among FRANKLIN STREET PROPERTIES CORP. (the “Parent”) and each of its Material Subsidiaries listed on Schedule 1 of the Credit Agreement (hereinafter defined) (collectively with the Parent, the “Borrowers”), Comerica Bank (“Comerica”) in its capacity as Lender, Compass Bank (“Compass”) in its capacity as Lender and Documentation Agent, RBS CITIZENS, NATIONAL ASSOCIATION (“Citizens”) in its capacity as Syndication Agent, REGIONS BANK (“Regions”) in its capacity as Lender and Syndication Agent, and BANK OF AMERICA, N.A. (“Bank of America”) in its capacity as Administrative Agent (the “Administrative Agent”) for itself and the other lenders party to the Credit Agreement from time to time, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers, the Administrative Agent and certain Lenders, including, without limitation, Compass, Citizens, Regions, and Bank of America, are parties to that certain Credit Agreement dated as of February 22, 2011 (the “Original Credit Agreement”) pursuant to which the Lenders party to the Original Credit Agreement have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, pursuant to the accordion provision in Section 2.16 of the Original Credit Agreement, the Borrowers have requested an increase in the Aggregate Commitments by $100,000,000 and Regions, Compass and Comerica have agreed to provide increases in existing Commitments or new Commitments to accommodate such request;

WHEREAS, pursuant to Section 2.16(c), the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender is required to the extent an increase in the Aggregate Commitments pursuant to Section 2.16 is accommodated through the introduction of an Eligible Assignee;

WHEREAS, pursuant to Section 2.16(f) of the Credit Agreement, any amendments to the Credit Agreement evidencing an increase in the Aggregate Commitments shall not require the consent of any Lender not participating in such increase;

WHEREAS, Comerica has executed a joinder to this First Amendment evidencing its acknowledgment and agreement with the terms and conditions of the Credit Agreement and its willingness to join the Credit Agreement as a Lender thereunder;

WHEREAS, Citizens and Regions shall each now be titled a Syndication Agent of the Credit Agreement and Compass shall be titled the Documentation Agent of the Credit Agreement;

WHEREAS, Citizens is executing this First Amendment to acknowledge and agree to its change in title from Documentation Agent to Syndication Agent;

WHEREAS, the parties hereto are entering into this First Amendment to make certain amendments to the Original Credit Agreement to inter alia reflect the increase in the Aggregate Commitments, changes in the Applicable Percentages, and changes in title. The Original Credit Agreement as amended by this First Amendment is referred to herein as the “Credit Agreement.”

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Cover Page of the Credit Agreement. The cover page of the Original Credit Agreement is hereby amended by deleting “RBS Citizens, National Association as Documentation Agent” appearing therein and replacing it with the following:

“RBS Citizens, National Association as Syndication Agent”

“REGIONS BANK as Syndication Agent”

“COMPASS BANK as Documentation Agent”

2.	Definition of “Aggregate Commitments”. Section 1.01 of the Original Credit Agreement is hereby amended by deleting the definition of “Aggregate Commitments” appearing therein and replacing it with the following definition:

““Aggregate Commitments” means the Commitments of all the Lenders (including any Defaulting Lender), as adjusted from time to time in accordance with the terms of this Agreement. The Aggregate Commitments shall be $600,000,000.”

3.	Definition of “Documentation Agent”. Section 1.01 of the Original Credit Agreement is hereby amended by deleting the definition of “Documentation Agent” appearing therein and replacing it with the following definition:

““Documentation Agent” means Compass Bank in its capacity as documentation agent, or any successor documentation agent.”

4.	Definition of “Lender”. Section 1.01 of the Original Credit Agreement is hereby amended by deleting the definition of “Lender” appearing therein and replacing it with the following definition:

‘“Lender” means each lender from time to time party hereto as a result of (i) such party’s execution of this Agreement as a “Lender” as of the Closing Date or (ii) such party’s execution by joinder of an amendment to this Agreement to increase the Aggregate Commitments pursuant to Section 2.16 hereof, pursuant to which joinder such party agrees to be bound by the terms of this Agreement as a “Lender” or (iii) such party being made a “Lender” hereunder by virtue of an executed Assignment and Assumption.”

5.	Definition of “Syndication Agent”. Section 1.01 of the Original Credit Agreement is hereby amended by adding the following definition of “Syndication Agent” in the appropriate alphabetical position thereto.

““Syndication Agent” means RBS Citizens, National Association and Regions Bank, each in its capacity as syndication agent, or any successor syndication agent.”

6.	Section 9.08. Section 9.08 of the Original Credit Agreement is hereby amended by deleting Section 9.08 appearing therein and replacing it with the following Section 9.08:

“No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunner(s), Arranger(s), Documentation Agent(s), Syndication Agent(s) or other titles as necessary listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.”

7.	Schedule 1. Schedule 1 of the Original Credit Agreement is hereby deleted and the Schedule 1 attached hereto is substituted therefor.

8.	Schedule 2.01. Schedule 2.01 of the Original Credit Agreement is hereby deleted and the Schedule 2.01 attached hereto is substituted therefor.

9.	Schedule 10.02. Schedule 10.02 of the Original Credit Agreement is hereby deleted and the Schedule 10.02 attached hereto is substituted therefor.

10.	No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Original Credit Agreement, or (ii) give rise to any defenses or counterclaims to Administrative Agent’s or any of the Lenders right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

11.	Conditions to Effectiveness. This First Amendment shall become effective as of the date (the “Increase Effective Date”) when each of the following conditions is met:

(a) receipt by the Administrative Agent of this First Amendment duly and properly authorized, executed and delivered by each of the Borrowers and the Lenders signatory hereto;

(b) receipt by the Administrative Agent of a certificate dated as of the Increase Effective Date signed by a Responsible Officer of each Borrower certifying that, before and after giving effect to such increase in Aggregate Commitments, the representations and warranties contained in Article V of the Original Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Increase Effective Date as specified in Section 2.16(e)(ii)(A)(1) and (2) of the Original Credit Agreement and that no Default or Event of Default Exists;

(c) receipt by the Administrative Agent of a certificate of each Borrower dated as of the Increase Effective Date signed by a Responsible Officer certifying and attaching the resolutions adopted by such Borrower approving or consenting to the increase in the Aggregate Commitments;

(d) execution and delivery by Borrowers of a Note payable to Comerica in connection with the joinder of Comerica to the Credit Agreement; and

(e) payment of any costs and expenses due to the Administrative Agent or the Lenders, including all of the Administrative Agent’s reasonable legal fees and expenses, incurred in the connection with the preparation, negotiation and implementation of this First Amendment or otherwise outstanding in connection with the increase in the Aggregate Commitments, including any amounts required under Section 2.16(e).

12.	Representations and Warranties of Borrowers. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance by each Borrower of this First Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (c) violate any Law.

(b) This First Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Borrower that is party thereto. This First Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Borrower, enforceable against each Borrower that is party thereto in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of, and the performance of the Borrowers’ obligations under the Original Credit Agreement as amended by the First Amendment, except where such approval, consent, exemption, authorization, action, notice or filing has been obtained or made, and except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

13.	Ratification, etc. Except as expressly amended hereby, the Original Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

14.	GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15.	Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Any counterpart signed by all parties may be introduced into evidence in any action or proceeding without having to produce or account for the other counterparts. Likewise, the existence of this First Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

16.	Section 2.16. From and after the Increase Effective Date hereof, Section 2.16 shall be null and void and of no further force or effect.

17.	Approval of Comerica as a Lender. By its execution hereof, Bank of America, in its capacities as Administrative Agent, Swing Line Lender and L/C Issuer, approves of Comerica as a Lender.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Credit Agreement as of the date first set forth above.

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
individually in its capacity as Administrative Agent

By: /s/ Israel Lopez
Name: Israel Lopez
Title: Senior Vice President

L/C ISSUER AND	BANK OF AMERICA, N.A.,
SWING LINE LENDER:	individually in its capacity as L/C Issuer
and Swing Line Lender

By: /s/ Israel Lopez
Name: Israel Lopez
Title: Senior Vice President

[signature pages continue]

[Lender Signature Page to First Amendment]

LENDERS PARTICIPATING

IN INCREASE IN AGGREGATE

COMMITMENTS AND

CHANGES IN TITLE:

COMPASS BANK, an Alabama banking corporation,
individually in its capacity as a Lender and Documentation Agent

By: /s/ S. Kent Gorman
Name: S. Kent Gorman
Title: Senior Vice President

[signature pages continue]

[Lender Signature Page to First Amendment]

REGIONS BANK,
individually in its capacity as a Lender and Syndication Agent

By: /s/ Paul E. Burgan
Name: Paul E. Burgan
Title: Vice President

[signature pages continue]

[Lender Signature Page to First Amendment]

RBS CITIZENS, NATIONAL ASSOCIATION,
as Syndication Agent

By: /s/ Lisa M. Greeley
Name: Lisa M. Greeley
Title: Senior Vice President

[signature pages continue]

[Lender Signature Page to First Amendment]

BORROWERS :	FRANKLIN STREET PROPERTIES CORP.,
a Maryland corporation

	By:	/s/ George J. Carter
		Name:	George J. Carter
		Title:	President and Chief Executive Officer

FSP HOLDINGS LLC,
a Delaware limited liability company

	By:	/s/ George J. Carter
		Name:	George J. Carter
		Title:	President

FSP INVESTMENTS LLC,
a Massachusetts limited liability company

	By:	/s/ George J. Carter
		Name:	George J. Carter
		Title:	President

FSP PROPERTY MANAGEMENT LLC,
a Massachusetts limited liability company

	By:	/s/ George J. Carter
		Name:	George J. Carter
		Title:	Executive Vice President

FSP PROTECTIVE TRS CORP.,
a Massachusetts corporation

	By:	/s/ George J. Carter
		Name:	George J. Carter
		Title:	President

[Borrower Signature Page to First Amendment]

FSP HILLVIEW CENTER LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:        FSP Holdings LLC, its General Partner

By: /s/ George J. Carter

Name: George J. Carter

Title: President

FSP MONTAGUE BUSINESS CENTER CORP.,
a Delaware corporation

By:   /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP GREENWOOD PLAZA CORP.,
a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP 380 INTERLOCKEN CORP.,
a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP 390 INTERLOCKEN LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP BLUE LAGOON DRIVE LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

[Borrower Signature Page to First Amendment]

FSP ONE OVERTON PARK LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP NORTHWEST POINT LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP RIVER CROSSING LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP BOLLMAN PLACE LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By: FSP Holdings LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP EAST BALTIMORE STREET LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP SOUTHFIELD CENTRE LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: FSP Holdings LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP EDeN BLUFF CORPORATE CENTER I LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP 121 South eighth street LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP LAKESIDE CROSSING I LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP FOREST PARK IV NC LIMITED PARTNERSHIP,
a North Carolina limited partnership

By: FSP Forest Park IV LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President and Chief Executive

                        Officer

FSP PARK SENECA LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By: FSP Holdings LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP ADDISON CIRCLE LIMITED PARTNERSHIP,
a Texas limited partnership

By: FSP Addison Circle LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP COLLINS CROSSING LIMITED PARTNERSHIP,
a Texas limited partnership

By: FSP Collins Crossing LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP ELDRIDGE GREEN LIMITED PARTNERSHIP,
a Texas limited partnership

By: FSP Eldridge Green LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP LIBERTY PLAZA LIMITED PARTNERSHIP,
a Texas limited partnership

By: FSP Holdings LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP PARK TEN LIMITED PARTNERSHIP,
a Texas limited partnership

By: FSP Park Ten LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP PARK TEN PHASE II LIMITED PARTNERSHIP,
a Texas limited partnership

By: FSP Park Ten Development LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP WILLOW BEND OFFICE CENTER LIMITED PARTNERSHIP, a Texas limited partnership

By: FSP WILLOW BEND OFFICE CENTER LLC, its General Partner

By: /s/ George J. Carter

                        Name: George J. Carter

                        Title: President

FSP dulles virginia LLC,
a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP INNSBROOK CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP 4807 STONECROFT BOULEVARD LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP ADDISON CIRCLE CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP ADDISON CIRCLE LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP BLUE LAGOON DRIVE CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP COLLINS CROSSING CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP COLLINS CROSSING LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP ELDRIDGE GREEN CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP ELDRIDGE GREEN LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP FOREST PARK IV LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive

        Officer

FSP PARK TEN DEVELOPMENT CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP PARK TEN DEVELOPMENT LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP PARK TEN LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP WILLOW BEND OFFICE CENTER CORP., a Delaware corporation

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP WILLOW BEND OFFICE CENTER LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President

FSP LEGACY TENNYSON CENTER LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive Officer

FSP ONE LEGACY CIRCLE LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive Officer

FSP 4820 EMPEROR BOULEVARD LLC, a Delaware limited liability company

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive Officer

FSP EMPEROR BOULEVARD LIMITED PARTNERSHIP, a Delaware limited partnership

By: FSP 4820 Emperor Boulevard LLC, its General Partner

By: /s/ George J. Carter

        Name: George J. Carter

        Title: President and Chief Executive Officer

JOINDER OF COMERICA BANK

The undersigned Comerica Bank hereby acknowledges and agrees to the terms and conditions of the Credit Agreement and joins in the Credit Agreement as a Lender thereunder as of the Increase Effective Date, having all of the rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent of the Commitment and Applicable Percentage set forth on Schedule 2.01 (as amended from time to time) applicable to Comerica Bank, which rights and obligations of Comerica Bank under the facilities identified in the Credit Agreement include, without limitation, the Letters of Credit and the Swing Line Loans.

COMERICA BANK,

By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

[Joinder to First Amendment]

SCHEDULE 1

BORROWER ENTITIES

Name	Jurisdiction of Organization
Franklin Street Properties Corp.	Maryland
FSP 380 Interlocken Corp.	Delaware
FSP 390 Interlocken LLC	Delaware
FSP 4807 Stonecroft Boulevard LLC	Delaware
FSP Addison Circle Corp.	Delaware
FSP Addison Circle Limited Partnership	Texas
FSP Addison Circle LLC	Delaware
FSP Blue Lagoon Drive Corp.	Delaware
FSP Blue Lagoon Drive LLC	Delaware
FSP Bollman Place Limited Partnership	Massachusetts
FSP Collins Crossing Corp.	Delaware
FSP Collins Crossing Limited Partnership	Texas
FSP Collins Crossing LLC	Delaware
FSP Dulles Virginia LLC	Delaware
FSP East Baltimore Street LLC	Delaware
FSP Eden Bluff Corporate Center I LLC	Delaware
FSP Eldridge Green Corp.	Delaware
FSP Eldridge Green Limited Partnership	Texas
FSP Eldridge Green LLC	Delaware
FSP Forest Park IV LLC	Delaware
FSP Forest Park IV NC Limited Partnership	North Carolina
FSP Greenwood Plaza Corp.	Delaware
FSP Hillview Center Limited Partnership	Massachusetts
FSP Holdings LLC	Delaware
FSP Innsbrook Corp.	Delaware
FSP Investments LLC	Massachusetts
FSP Lakeside Crossing I LLC	Delaware
FSP Liberty Plaza Limited Partnership	Texas

Name	Jurisdiction of Organization
FSP Northwest Point LLC	Delaware
FSP One Overton Park LLC	Delaware
FSP Park Seneca Limited Partnership	Massachusetts
FSP Park Ten Development Corp.	Delaware
FSP Park Ten Development LLC	Delaware
FSP Park Ten Limited Partnership	Texas
FSP Park Ten LLC	Delaware
FSP Park Ten Phase II Limited Partnership	Texas
FSP Property Management LLC	Massachusetts
FSP Protective TRS Corp.	Massachusetts
FSP River Crossing LLC	Delaware
FSP Southfield Centre Limited Partnership	Massachusetts
FSP Willow Bend Office Center Corp.	Delaware
FSP Willow Bend Office Center LLC	Delaware
FSP Willow Bend Office Center Limited Partnership	Texas
FSP 121 South Eighth Street LLC	Delaware
FSP Legacy Tennyson Center LLC	Delaware
FSP One Legacy Circle LLC	Delaware
FSP 4820 Emperor Boulevard LLC	Delaware
FSP Emperor Boulevard Limited Partnership	Delaware

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$100,000,000	16.666666667%
RBS Citizens, National Association	$100,000,000	16.666666667%
Regions Bank	$100,000,000	16.666666667%
BBVA Compass	$85,000,000	14.166666667%
PNC Bank, National Association	$55,000,000	9.166666667%
U.S. Bank National Association	$50,000,000	8.333333333%
Capital One, N.A.	$35,000,000	5.833333333%
Branch Banking and Trust Company	$25,000,000	4.166666667%
Comerica Bank	$25,000,000	4.166666667%
TD Bank, N.A.	$25,000,000	4.166666667%
Total	$600,000,000	100.000000000%

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

BORROWERS:

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880-6210

Attention: Chief Financial Officer

Telephone: (781) 557-1300 [(781) 557-1341]

Facsimile: (781) 246-2807

Electronic Mail: jdemeritt@franklinstreetproperties.com

With an electronic mail copy to: bfournier@franklinstreetproperties.com, scarter@franklinstreetproperties.com, gcarter@franklinstreetproperties.com, jdemeritt@franklinstreetproperties.com

With a copy to:	WilmerHale
60 State Street
Boston, Massachusetts 02109
Attention: Kenneth Hoxsie, Esq.
Telephone: (617) 526-6681
Telecopier: (617) 526-6000
Electronic Mail: kenneth.hoxsie@wilmerhale.com

[Administrative Agent; L/C Issuer and Swing Line Lender addresses on following page(s)]

ADMINISTRATIVE AGENT:

Administrative Agent’s Office
(for payments and Requests for Borrowings):

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Gerardine Hawe
Telephone: 617 346-5240
Telecopier : 617 346-4670
Electronic Mail: gerardine.hawe@baml.com

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Clare M. O’Connor
Telephone: 617 346-0121
Telecopier : 617 346-4670
Electronic Mail: clare.m.o’connor@baml.com

ABA #0260-0959-3
GL#1366211723000
Account Name:  GA incoming Wire Account
Reference: Franklin Street Properties/ Obligor #656275
Attn: Gerardine Hawe/ William White

Other Notices as Administrative Agent:
Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Gerardine Hawe
Telephone: 617 346-5240
Telecopier : 617 346-4670
Electronic Mail: gerardine.hawe@baml.com

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Clare M. O’Connor
Telephone: 617 346-0121
Telecopier : 617 346-4670
Electronic Mail: clare.m.o’connor@baml.com

With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone: (617) 574-3525
Telecopier: (617) 574-7607
Electronic Mail: jlerner@goulstonstorrs.com

L/C ISSUER:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Gerardine Hawe
Telephone: 617 346-5240
Telecopier : 617 346-4670
Electronic Mail: gerardine.hawe@baml.com

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Clare M. O’Connor
Telephone: 617 346-0121
Telecopier : 617 346-4670
Electronic Mail: clare.m.o’connor@baml.com

With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone: (617) 574-3525
Telecopier: (617) 574-7607
Electronic Mail: jlerner@goulstonstorrs.com

SWING LINE LENDER:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Gerardine Hawe
Telephone: 617 346-5240
Telecopier : 617 346-4670
Electronic Mail: gerardine.hawe@baml.com

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Clare M. O’Connor
Telephone: 617 346-0121
Telecopier : 617 346-4670
Electronic Mail: clare.m.o’connor@baml.com

ABA #0260-0959-3
GL#1366211723000
Account Name:  GA incoming Wire Account
Reference: Franklin Street Properties/ Obligor #656275
Attn: Gerardine Hawe/ William White

With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone: (617) 574-3525
Telecopier: (617) 574-7607
Electronic Mail: jlerner@goulstonstorrs.com

LENDERS:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Gerardine Hawe
Telephone: 617 346-5240
Telecopier : 617 346-4670
Electronic Mail: gerardine.hawe@baml.com

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn: Clare M. O’Connor
Telephone: 617 346-0121
Telecopier : 617 346-4670
Electronic Mail: clare.m.o’connor@baml.com

With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone: (617) 574-3525
Telecopier: (617) 574-7607
Electronic Mail: jlerner@goulstonstorrs.com

RBS Citizens, National Association
28 State Street
Boston, MA 02108
Attn: Lisa Greeley
Telephone: 617 725-5602
Telecopier : 617 725-5695
Electronic Mail: Lisa.M.Greeley@Citizensbank.com

BBVA Compass
8080 N. Central Expy, Ste. 310
Dallas, Texas 75206
Attn: Kathryn Dearmond
Telephone: 214-360-1679
Telecopier: 214 706-8054
Electronic Mail: Kathy.Dearmond@bbvacompass.com

PNC Bank, National Association
1600 Market Street, 30th Floor
Philadelphia, Pennsylvania 19103
Attn: Andrew D. Coler
Telephone: 215 585-6129
Telecopier: 215 585-5806
Electronic Mail: Andrew.coler@pnc.com

Regions Bank
3050 Peachtree Road NW, Suite 400
Atlanta, Georgia 30305
Attn: Paul E. Burgan
Telephone: 404 995-7648
Telecopier: 404 279-7475
Electronic Mail: Paul.Burgan@Regions.com

U.S. Bank National Association
EX-MA-P29
One Post Office Square, 29th Floor
Boston, Massachusetts 02109
Attn: David W. Heller/ Alex Geer
Telephone: 617 357-1763
Telephone: 617 357-1751
Telecopier: 617 357-1758
Electronic Mail: dave.heller@usbank.com
Electronic Mail: alex.geer@usbank.com

Capital One, N.A.
Ten Post Office Square, 11th Floor
Boston, Massachusetts 02109
Attn: Filomena Cerqueira
Telephone: 617 788-2188
Telecopier: 617 788-2190
Electronic Mail: Filomena.Cerqueira@capitalonebank.com

Branch Banking and Trust Company
200 W. Second Street, 16th Floor
Winston Salem, North Carolina 27101
Attn: Ahaz Armstrong
Telephone: 336 733-2575
Telecopier: 336 733-2740
Electronic Mail: Ahaz.armstrong@bbandt.com

TD Bank, N.A.
370 Main Street
Worcester, Massachusetts 01608
Attn: Adam Whitehouse
Telephone: 508 368 6953
Telecopier : 508 368 6520
Electronic Mail: adam.whitehouse@tdbanknorth.com

Comerica Bank

3551 Hamlin Rd. MC2390

Auburn Hills, MI 48326

Attn: Charles Weddell

Telephone: 248 371 6283

Telecopier: 248 371 7920

Electronic Mail: clweddell@comerica.com